UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 5, 2019

SEEDO CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-208814	47-2847446
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

 HaCarmel 2
Yokneam, Israel 20692
(Address of principal executive offices and Zip Code)

+972 546 642 228
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2019, the Board of Directors of the Company voted to change the fiscal year end of the Company from September 30, to December 31, beginning with the year ended December 31, 2018. The Company will file a transition report on Form 10-Q covering the transition period from October 1, 2018 to December 31, 2018, which is the period between the closing of the Company’s most recent fiscal year and the opening date of the Company’s newly selected fiscal year.

Item 9.01	Exhibits

   (d) Exhibits.

10.1          Board of Director’s Resolution Changing Fiscal Year End

       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2019

SEEDO CORP. /s/ Zohar Levy By: Zohar Levy, Director, CEO